BRC LARGE CAP FOCUS EQUITY FUND

Institutional Class Shares (BRCIX)

Advisor Class Shares (BRCFX)

BRC MID CAP DIVERSIFIED EQUITY FUND

Institutional Class Shares—BRCMX

Advisor Class Shares—BRCDX

Supplement to the Prospectus dated

February 29, 2016

Supplement dated September 19, 2016

The Board of Trustees has determined to liquidate the BRC Large Cap Focus Equity Fund (the “Large Cap Fund”) and to cease operations of the Fund due to the adviser’s business decision that it no longer is economically feasible to continue managing the Large Cap Fund because of the Large Cap Fund’s small size, and the difficulty encountered in attracting and maintaining assets.

The Large Cap Fund is no longer accepting purchase orders for its shares and it will close effective as of October 20, 2016. Shareholders may redeem Large Cap Fund shares at any time prior to this closing date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” in the Large Cap Fund’s Prospectus. Any shareholders that have not redeemed their shares of the Fund prior to October 20, 2016 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Large Cap Fund shares were purchased through a broker-dealer and are held in a brokerage account, redemption proceeds may be forwarded by the Large Cap Fund directly to the broker-dealer for deposit into your brokerage account.

The Large Cap Fund is no longer pursuing its investment objective. All holdings in the Large Cap Fund’s portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Large Cap Fund shares, unless you have requested payment in cash.

The Board of Trustees has determined to terminate the BRC Mid Cap Diversified Equity Fund (the “Mid Cap Fund”) effective immediately. Because the Mid Cap Fund did not commence operations, there will be no liquidation and distribution of the Mid Cap Fund’s assets.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Large Cap Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

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This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated February 29, 2016 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 272-1214.